Prime Series

SNAP Fund Class Shares

Supplement to Prospectus and Statement of Additional Information

Dated October 30, 2015

The following supplements information contained in the Prospectus and Statement of Additional Information of the SNAP Fund Class of Prime Series, an investment portfolio of PFM Funds.

Effective October 3, 2016, Prime Series will operate as a government money market fund and will have a policy of investing at least 99.5% of its assets in cash, U.S. government securities (including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) and/or repurchase agreements that are collateralized fully. This change in the investment program of Prime Series will allow Prime Series to continue to seek to maintain a stable net asset value of $1.00 per share after certain new requirements applicable to money market funds and adopted by the Securities and Exchange Commission become effective. In view of this new investment policy, the name of Prime Series will be changed to “Government Select Series” effective October 3, 2016.

Prior to October 3, 2016, Prime Series may continue to invest in money market instruments issued by U.S. companies, financial institutions and U.S. municipalities and shares of other money market mutual funds that invest exclusively in the types of obligations in which Prime Series is permitted to invest (as described in the Prospectus). However, all such investments must have maturity dates that are not later than September 30, 2016, so that Prime Series will be in compliance with its new investment policy when it becomes effective.

The date of this Supplement is July 1, 2016.

Please retain this Supplement for future reference.